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                                                                  EXHIBIT 10.1.6

                               AMENDMENT NO. 6 TO
                          $325,000,000 CREDIT AGREEMENT


         AMENDMENT NO. 6, dated as of February 28, 2003 (this "Amendment No. 6"), to the Credit Agreement dated as of July 26, 2000 among NTELOS Inc., a Virginia corporation (formerly known as CFW Communications Company and referred to herein as the "Borrower"), the Subsidiary Guarantors party thereto, the Lender Parties party thereto, Wachovia Bank, National Association as Administrative Agent and Collateral Agent (as heretofore so amended or otherwise modified, the "Credit Agreement").

         PRELIMINARY STATEMENTS:

         WHEREAS, the Borrower has advised the Lenders that NTELOS Telephone Inc. and Roanoke & Botetourt Telephone Company, each Subsidiary Guarantors under the Credit Agreement, intend to transfer their membership interests in Virginia Independent Telephone Alliance, L.C. and/or partnership interests in Valley Network Partnership to certain Subsidiary Guarantors (the "Alliance Transfer"); and

         WHEREAS, the parties hereto wish to amend the Credit Agreement to permit the Alliance Transfer and to place certain restrictions on the transferees under the Alliance Transfer;

         NOW, THEREFORE, the parties hereto agree as follows:


         SECTION 1. Defined Terms; References. (a) Unless otherwise specifically defined herein, each term used herein that is defined in the Credit Agreement has the meaning assigned to such term in the Credit Agreement.

         (b) On and after the effectiveness of this Amendment No. 6, each reference in the Credit Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as amended by this Amendment No. 6.

         SECTION 2. Asset Sales. Section 5.02(e) of the Credit Agreement is amended by deleting "and" at the end of clause (v) thereof, adding "and" after "million;" in clause (vi) thereof and adding the following new clause (vii):

               (vii) the transfer, on or prior to March 3, 2002, of any membership interest in Virginia Independent Telephone Alliance L.C. or partnership interest in Valley Network Partnership by NTELOS Telephone Inc. and/or Roanoke & Botetourt Telephone Company to any Subsidiary Guarantor;

         SECTION 3. Negative Covenant. Section 5.02 of the Credit Agreement is modified by adding the following new clause (u) immediately after clause (t) thereof

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         (u) Negative Covenant for Alliance Companies. None of NTELOS Net LLC,
NTELOS Telephone LLC, Roanoke & Botetourt Network LLC or R&B Telephone LLC (together the "Alliance Companies") shall engage in any business or activity other than owning membership interests in Virginia Independent Telephone Alliance, L.C. ("VITAL") or partnership interests in Valley Network Partnership ("ValleyNet") and activities incidental thereto. No Alliance Company will own or acquire assets (except membership interests in VITAL or ValleyNet and distributions received by it in respect of such membership interest and/or partnership interests) or incur any Debt or liabilities (except its guarantee of obligations under the Existing Credit Agreement, liabilities imposed by law, including tax liabilities, and other liabilities incidental to its existence and permitted business and activities).

         SECTION 4. Effectiveness. This Amendment No. 6 shall become effective as of the date first above written upon receipt by the Administrative Agent of
(i) counterparts hereof executed by the Required Lenders and the Borrower, and
(ii) counterparts of the Consent attached hereto as Annex I executed by each Grantor.

         SECTION 5. Counterparts. This Amendment No. 6 may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.

         SECTION 6. Governing Law. This Amendment No. 6 shall be governed by and construed in accordance with the laws of the State of New York.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 6 to be duly executed as of the date first above written.





                            WACHOVIA BANK, NATIONAL ASSOCIATION
                            as Lender, Administrative Agent and Collateral Agent

                            By:      ____________________________
                                     Name:
                                     Title:




                            NTELOS INC.,
                            as Borrower

                            By:       ____________________________
                                      Name:
                                      Title:

                            [Lenders]

                            By:       ____________________________
                                      Name:
                                      Title:


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